UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4007
Legg Mason Partners Trust II
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

Legg Mason Partners Global Equity Fund
   ANNUAL REPORT

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Global Equity Fund

   Annual Report • December 31, 2006
What’s
Inside

Fund Objective

The Fund seeks to provide long term capital growth. Dividend income, if any, is incidental to this goal.

Letter from the Chairman	I
Fund Overview	1
Fund at a Glance	4
Fund Expenses	5
Fund Performance	7
Historical Performance	8
Schedule of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Additional Information	39
Additional Shareholder Information	46
Important Tax Information	48

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. Second quarter 2006 GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June— its 17th consecutive rate hike— the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”
After treading water during the first half of 2006, U.S. stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.
International equities also generated positive results during the reporting period and handily outperformed their U.S. counterparts. During the 12 months ended December 31, 2006, the MSCI EAFE Index[v] returned 26.34%. As was the case in the U.S., international equities experienced
Legg Mason Partners Global Equity Fund      I

periods of volatility, but rallied as the period progressed. One notable exception was Japan, as its equity market lagged the MSCI EAFE Index during the reporting period. Mixed economic data and concerns over the likelihood of higher interest rates dragged its market down.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

On October 1, 2006, the name of the Fund changed to Legg Mason Partners Global Equity Fund. Concurrent with the change in its name, the investment policy of the Fund also changed to a global strategy, permitting an increased investment in U.S. securities. Under normal circumstances the Fund invests at least 80% of its assets in equity and equity-related securities of U.S. and non-U.S. issuers, particularly issuers located in countries included in the MSCI World Index.vi
To better reflect the Fund’s revised investment strategy, the Fund now compares its performance to that of the MSCI World Index.
Michael P. McElroy and Charles Ko joined Charles F. Lovejoy as the portfolio managers responsible for the day-to-day management of the Fund. Mr. McElroy is a Director of Batterymarch’s Global Equities investment team and a Senior Portfolio Manager, joining Batterymarch in 2006. Mr. McElroy was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing and client service. Mr. McElroy has 17 years of investment experience. Mr. Ko is a Co-Director of Batterymarch’s U.S. Equities investment team and a Senior Portfolio Manager. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003.
II     Legg Mason Partners Global Equity Fund

Mr. Ko was named co-director of Batterymarch’s U.S. Equities investment team in 2006. Mr. Ko has eight years of investment experience.
Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.
Prior to October 1, 2006, the Fund was known as Legg Mason Partners International Large Cap Fund and prior to April 7, 2006, the Fund was named Smith Barney International Large Cap Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
January 31, 2007
Legg Mason Partners Global Equity Fund      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

vi	MSCI World Index, which is an unmanaged index of common stocks of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.
IV     Legg Mason Partners Global Equity Fund

Fund Overview
Q. What were the overall market conditions during the Fund’s reporting period?
A. The year 2006 proved to be fruitful for global equity markets, despite worries about U.S. interest rate hikes and rising oil prices in the first half of the year; as concerns dissipated, equities globally made progress in the second half of the year. The year saw record volumes for mergers and acquisitions and private equity deals, low volatility and growth in credit derivatives. Returns were magnified for U.S. investors by the depreciation of the dollar.
   As measured by the MSCI World Indexi, Continental Europe outperformed the other developed regions in the fourth quarter, further stretching its lead for the year. Returns for equities in the utilities, materials and industrials sectors were the best performers in that region for the year. Continental Europe was second only to Emerging Markets, which finished the year particularly strong.
   Although the U.K. underperformed Continental Europe in the second half of the year, the U.K. market finished the year as one of the better performing regions globally with a return in U.S. dollars of over 30%. The U.S. market return was positive for the fourth quarter, continuing the third quarter momentum, although the market lagged the global return for the quarter and the year. Japan was the laggard overall.
Performance Review
For the 12 months ended December 31, 2006, Class A shares of Legg Mason Partners Global Equity Fund, excluding sales charges, returned 24.79%. These shares outperformed the Fund’s new unmanaged benchmark, the MSCI World Index, which returned 20.07%; in comparison the fund’s former unmanaged benchmark, the MSCI EAFE Indexii returned 26.34% for the same period. The Lipper International Large Cap Value Funds Category Average1 increased 28.09% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category, and excluding sales charges.
Legg Mason Partners Global Equity Fund 2006 Annual Report      1

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Global Equity Fund — Class A Shares	14.11%	24.79%

MSCI EAFE Index	14.69%	26.34%

MSCI World Index	13.21%	20.07%

Lipper International Large Cap Value Category Average	14.98%	28.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/ InvestorServices.

Excluding sales charges, Class B shares returned 13.62%, Class C shares returned 13.51%, and Class I (formerly Class Y) shares returned 14.24% over the six months ended December 31, 2006. Excluding sales charges, Class B shares returned 23.60%, Class C shares returned 23.42%, and Class I (formerly Class Y) shares returned 25.13% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, if any, calculated among the 36 funds for the six-month period and among the 35 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.
Q. What were the most significant factors affecting Fund performance?
   What were the leading contributors to performance?

A. For much of the reporting period, a key contributor to performance was stock selection in Continental Europe in the materials sector. For the period through September, the healthcare and utilities sectors of this region were strong performers as well.

In the fourth quarter, the portfolio benefited from overweight allocations to the Continental Europe, the U.K. and Asia ex-Japan regions, as well as an underweight to the U.S. Within these regions, stocks within specific sectors were positive contributors. In Continental Europe, materials stocks such as the German steel company Salzgitter, the Finnish stainless steel company Outokumpu and the Swedish mining company Boliden all provided positive contributions. Positions in Hong-Kong’s Sino Land and Singapore’s Capitaland both appreciated due to strong property fundamentals in Asia. Also for this period stock selection was strong in the U.S., second only to Continental Europe. Exposure to the U.S. mining company Phelps Dodge contributed to positive performance as the stock price was boosted by a takeover offer from Freeport-McMoRan Copper and Gold.
2     Legg Mason Partners Global Equity Fund 2006 Annual Report

What were the leading detractors from performance?

A. Performance during the period was negatively impacted by stock selection in Continental Europe industrials and Japanese financials ex-banks, materials and consumer staples. In the fourth quarter at the region level, stock selection in the Australia, New Zealand & Canada region was the largest detractor. At the stock level, portfolio performance was negatively impacted in the last quarter by those U.S. holdings, which reported earnings disappointments — both Micron Technology, and Humana Inc. announced earnings that were negatively viewed by the market. Additionally, the Fund was negatively impacted by holdings in Japanese financial companies Gunma Bank and Leopalace21, which build and lease apartment buildings in Japan. Both of these stocks were sold off due to concerns about the robustness of the Japanese economic recovery.
Q. Were there any significant changes to the Fund during the reporting period?
A. As of October 1, 2006, the investment policy of the Fund was changed to a global strategy, permitting an increased investment in U.S. securities. Under this revised strategy, the Fund now invests in common stock of both U.S. and non-U.S. issuers, typically located in countries that are part of the MSCI World Index.
   Thank you for your investment in the Legg Mason Partners Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
The Batterymarch Financial Management, Inc. Global Investment Team
January 5, 2007
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (1.9%), Bank of America Corp. (1.8%), AT&T Inc. (1.5%), Toyota Motor Corp. (1.3%), JPMorgan Chase & Co. (1.3%), Wal-Mart Stores, Inc. (1.2%), BP PLC (1.1%), Royal Bank of Scotland Group PLC (1.1%), Telefonica SA (1.0%) and BNP Paribas SA (0.9%). Please refer to pages 9 through 17 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials 27.0%, Consumer Discretionary 12.8%, Industrials 11.7%, Energy 9.9% and Information Technology 9.7%. The Fund’s portfolio composition is subject to change at any time.
RISKS: Keep in mind, investments in stocks are subject to market fluctuations. The Fund invests a significant portion of its portfolio in foreign companies and therefore is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, and are heightened for investments in the securities of issuers located in developing countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	MSCI World Index, which is an unmanaged index of common stocks of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/ Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

ii	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
Legg Mason Partners Global Equity Fund 2006 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown
4     Legg Mason Partners Global Equity Fund 2006 Annual Report

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total	Beginning	Ending	Annualized	Expenses
	Return Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio(3)	the Period(4)

Class 1(5)	2.45%	$1,000.00	$1,024.50	1.01%	$0.87

Class A	14.11	1,000.00	1,141.10	1.34	7.23

Class B	13.62	1,000.00	1,136.20	2.17	11.68

Class C	13.51	1,000.00	1,135.10	2.43	13.08

Class I(6)	14.24	1,000.00	1,142.40	1.06	5.72

(1)	For the six months ended December 31, 2006, except where noted.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers/and or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	For the period December 1, 2006 (inception date) to December 31, 2006.

(6)	As of November 20, 2006, Class Y shares were renamed Class I shares.
Legg Mason Partners Global Equity Fund 2006 Annual Report      5

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(2)	the Period(3)

Class 1(4)	5.00%	$1,000.00	$1,003.39	1.01%	$0.86

Class A	5.00	1,000.00	1,018.45	1.34	6.82

Class B	5.00	1,000.00	1,014.27	2.17	11.02

Class C	5.00	1,000.00	1,012.96	2.43	12.34

Class I(5)	5.00	1,000.00	1,019.86	1.06	5.40

(1)	For the six months ended December 31, 2006, except where noted.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	For the period December 1, 2006 (inception date) to December 31, 2006.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.
6     Legg Mason Partners Global Equity Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns (1) (unaudited)

	Without Sales Charges(2)

	Class 1	Class A	Class B	Class C	Class I(3)

Twelve Months Ended 12/31/06	N/A	24.79%	23.60%	23.42%	25.13%

Five Years Ended 12/31/06	N/A	12.25	11.36	11.38	N/A

Ten Years Ended 12/31/06	N/A	5.87	N/A	N/A	N/A

Inception* through 12/31/06	2.45	—	3.50	3.30	22.32

	With Sales Charges(4)

	Class 1	Class A(5)	Class B	Class C	Class I(3)

Twelve Months Ended 12/31/06	N/A	17.57%	18.60%	22.42%	25.13%

Five Years Ended 12/31/06	N/A	10.93	11.23	11.38	N/A

Ten Years Ended 12/31/06	N/A	5.25	N/A	N/A	N/A

Inception* through 12/31/06	(6.24)	5.47	3.50	3.30	22.32

Cumulative Total Returns (1) (unaudited)

Without Sales Charges(2)

Class 1 (inception* through 12/31/06)	2.45%

Class A (12/31/96 through 12/31/06)	76.95

Class B (Inception* through 12/31/06)	31.58

Class C (Inception* through 12/31/06)	22.70

Class I(3) (Inception* through 12/31/06)	107.22

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class 1 and A or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)	Assumes reinvestment of all distributions at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charge of 8.50% and 5.75% respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception dates for Class 1, A, B, C and I shares are December 1, 2006, March 1, 1991, January 4, 1999, September 22, 2000 and May 20, 2003, respectively.
Legg Mason Partners Global Equity Fund 2006 Annual Report      7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Global Equity Fund vs. MSCI EAFE Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1996, assuming deduction of the maximum 5.75% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor may not invest directly in an index.

‡	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
8     Legg Mason Partners Global Equity Fund 2006 Annual Report

Schedule of Investments (December 31, 2006)
LEGG MASON PARTNERS GLOBAL EQUITY FUND

Shares	Security	Value

COMMON STOCKS — 98.4%
Australia — 2.1%
48,550	Caltex Australia Ltd.	$880,199
594,300	DB RREEF Trust	831,511
234,200	GPT Group	1,033,806
52,400	Leighton Holdings Ltd.	835,173
15,600	Macquarie Bank Ltd.	970,579
41,550	QBE Insurance Group Ltd.	944,889

	Total Australia	5,496,157

Austria — 0.6%
15,200	Boehler-Uddeholm AG	1,065,076
9,500	Voestalpine AG	536,174

	Total Austria	1,601,250

Belgium — 1.6%
11,600	Delhaize Group	966,660
48,300	Dexia	1,322,537
21,500	Fortis	916,964
11,000	InBev NV	724,910
5,000	Mobistar SA	426,561

	Total Belgium	4,357,632

Bermuda — 0.3%
13,400	Arch Capital Group Ltd.*	905,974

Canada — 2.7%
30,100	Addax Petroleum Corp.	845,610
15,800	Agrium Inc.	495,394
5,400	Bank of Montreal	319,719
15,900	Canadian Pacific Railway Ltd.	837,704
13,600	Lundin Mining Corp.*	501,802
14,000	Metro Inc., Class A	455,775
18,700	Petro-Canada	766,196
41,900	Shaw Communications Inc.	1,327,037
14,500	TELUS Corp.	665,900
15,000	Toronto-Dominion Bank	897,374

	Total Canada	7,112,511

Denmark — 1.0%
8,950	Carlsberg A/ S*	888,672
4,700	FLSmidth & Co. A/ S, Class B Shares	298,640
8,000	Topdanmark A/ S*	1,322,489

	Total Denmark	2,509,801

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      9

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Finland — 1.3%
16,700	Metso Corp.	$842,707
22,361	Nokia Oyj	456,777
34,600	Outokumpu Oyj	1,354,222
30,740	SanomaWSOY Oyj	866,053

	Total Finland	3,519,759

France — 5.5%
29,500	Air France-KLM	1,241,421
8,700	Assurances Generales de France	1,355,850
28,700	Axa	1,161,551
22,261	BNP Paribas SA	2,427,896
17,900	Capgemini SA	1,123,171
5,300	Ciments Francais SA	1,017,610
15,975	Compagnie de Saint-Gobain	1,341,781
39,700	Natixis	1,114,820
8,700	Pinault Printemps Redoute SA	1,299,596
40,300	Suez SA	2,086,248
1,800	Vallourec SA	523,274

	Total France	14,693,218

Germany — 4.0%
29,215	Altana AG	1,811,950
21,200	Bayerische Motoren Werke AG	1,217,216
2,900	Deutsche Bank AG	387,812
39,800	Deutsche Lufthansa AG	1,095,044
11,500	Deutsche Postbank AG	970,771
9,201	Fresenius Medical Care AG & Co.	1,225,942
16,500	GEA Group AG	371,672
11,000	Salzgitter AG	1,437,771
19,643	Siemens AG	1,947,698

	Total Germany	10,465,876

Greece — 0.3%
27,931	Alpha Bank AE	844,043

Hong Kong — 1.7%
85,000	Esprit Holdings Ltd.	951,354
375,985	Hang Lung Properties Ltd.	940,736
238,000	Hutchison Telecommunications International Ltd.*	601,610
365,200	Li & Fung Ltd.	1,138,667
425,527	Sino Land Co., Ltd.	993,567

	Total Hong Kong	4,625,934

India — 0.3%
44,700	Tata Motors Ltd., ADR	913,221

Italy — 3.5%
18,000	Banca Popolare di Verona e Novara Scrl	516,623
22,000	Banche Popolari Unite Scpa	604,430

See Notes to Financial Statements.
10     Legg Mason Partners Global Equity Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Italy — 3.5% (continued)
90,900	Compagnia Assicuratrice Unipol SpA	$327,468
48,586	Eni SpA	1,633,628
51,900	Fiat SpA*	991,696
41,026	Fondiaria Sai SpA	1,961,959
44,000	Saipem SpA	1,146,152
756,400	Seat Pagine Gialle SpA	450,663
191,150	UniCredito Italiano SpA	1,674,885

	Total Italy	9,307,504

Japan — 13.1%
34,900	Bridgestone Corp.	778,488
115,000	Dainippon Ink and Chemicals Inc.	448,309
63,000	Dowa Mining Co., Ltd.	538,828
120,000	Fuji Electric Holdings Co., Ltd.	650,283
39,000	Fuji Heavy Industries Ltd.	200,202
15,500	Hisamitsu Pharmaceutical Co. Inc.	490,947
20,700	Hokkaido Electric Power Co. Inc.	528,696
89,000	Hokuhoku Financial Group Inc.	326,015
22,380	Honda Motor Co., Ltd.	883,730
370,000	Ishikawajima-Harima Heavy Industries Co., Ltd.	1,252,762
149,000	Itochu Corp.	1,223,046
71,700	JTEKT Corp.	1,521,046
363	Jupiter Telecommunications Co.*	292,779
33,700	Kansai Electric Power Co. Inc.	908,859
136,000	Kobe Steel Ltd.	466,188
33,700	Leopalace21 Corp.	1,075,908
136,000	Mazda Motor Corp.	928,948
44,000	Minebea Co., Ltd.	307,566
150,000	Mitsubishi Electric Corp.	1,368,620
149	Mitsubishi UFJ Financial Group Inc.	1,840,202
43,000	NTN Corp.	385,474
4,520	ORIX Corp.	1,308,246
75,200	Ricoh Co., Ltd.	1,535,274
16,900	Rohm Co., Ltd.	1,682,546
96,000	Sekisui Chemical Co., Ltd.	765,419
16,200	Seven & I Holdings Co., Ltd.	503,592
24,000	Sharp Corp.	413,358
141,000	Shinsei Bank Ltd.	829,237
165,000	Showa Denko KK	632,136
35,100	Stanley Electric Co., Ltd.	703,327
18,900	Sumco Corp.	1,597,429
64	Sumitomo Mitsui Financial Group Inc.	655,997
27,050	Takeda Pharmaceutical Co., Ltd.	1,856,740
52,350	Toyota Motor Corp.	3,500,996
23,100	Urban Corp.	350,503

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      11

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Japan — 13.1% (continued)
29,000	Yamaha Motor Co., Ltd.	$911,237
98,000	Yaskawa Electric Corp.	1,133,762

	Total Japan	34,796,695

Netherlands — 2.1%
6,050	Heineken NV	287,649
21,500	ING Groep NV, CVA	952,996
57,409	Mittal Steel Co., NV	2,422,707
38,700	Royal Dutch Shell PLC, Class A Shares	1,364,552
22,800	Wolters Kluwer NV	655,593

	Total Netherlands	5,683,497

Norway — 1.2%
41,100	Petroleum Geo-Services ASA*	966,787
110,363	Telenor ASA	2,077,724

	Total Norway	3,044,511

Portugal — 0.5%
23,734	Banco Espirito Santo SA	426,570
165,700	Energias de Portugal SA	839,646

	Total Portugal	1,266,216

Russia — 0.1%
7,700	OAO Gazprom, ADR	354,200

Singapore — 0.5%
107,000	Keppel Corp. Ltd.	1,227,680

South Africa — 0.3%
168,900	Aveng Ltd.	805,107

Spain — 2.1%
12,100	Banco de Sabadell SA*	541,447
9,600	Fomento de Construcciones y Contratas SA	977,982
29,400	Red Electrica de Espana	1,260,490
127,325	Telefonica SA	2,708,453

	Total Spain	5,488,372

Sweden — 1.5%
22,600	Alfa Laval AB	1,021,383
57,600	Boliden AB	1,482,712
38,700	Swedbank AB	1,406,563

	Total Sweden	3,910,658

See Notes to Financial Statements.
12     Legg Mason Partners Global Equity Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Switzerland — 1.7%
4,700	Baloise Holding AG	$469,364
9,054	Holcim Ltd.	829,199
5,800	Julius Baer Holding Ltd.	638,183
2,628	Nestle SA	932,992
6,950	Roche Holding AG	1,245,091
1,800	Zurich Financial Services AG	484,073

	Total Switzerland	4,598,902

United Kingdom — 11.4%
38,200	Anglo American PLC	1,863,776
33,700	Aviva PLC	542,573
100,283	Barclays PLC	1,433,860
43,900	Barratt Developments PLC	1,061,911
34,000	Bellway PLC	1,028,212
151,800	BG Group PLC	2,060,448
18,900	Bovis Homes Group PLC	401,280
262,537	BP PLC	2,918,186
174,033	Brit Insurance Holdings PLC	1,076,296
125,700	British Airways PLC*	1,298,717
15,000	British Land Co. PLC	503,569
202,800	Cable & Wireless PLC	626,605
37,078	Charter PLC*	657,236
26,800	Collins Stewart PLC*	133,329
199,900	DSG International PLC	749,788
73,500	FirstGroup PLC	827,774
136,200	GKN PLC	741,615
112,700	Hiscox Ltd.	618,623
24,000	Kelda Group PLC	435,290
224,400	Legal & General Group PLC	692,245
9,200	Lonmin PLC	542,389
60,800	Northern Rock PLC	1,402,832
29,500	Persimmon PLC	881,725
58,900	Prudential PLC	806,974
71,600	Royal Bank of Scotland Group PLC	2,794,969
51,400	Severn Trent PLC	1,479,916
26,800	Tullett Prebon PLC*	341,197
64,800	Tullow Oil PLC	505,143
606,900	Vodafone Group PLC	1,682,016

	Total United Kingdom	30,108,494

United States — 39.0%
12,000	A.G. Edwards Inc.	759,480
13,300	Aetna Inc.	574,294
39,700	Agilent Technologies Inc.*	1,383,545
16,800	American Financial Group Inc.	603,288
24,200	American International Group Inc.	1,734,172
17,800	AmerisourceBergen Corp.	800,288

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      13

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

United States — 39.0% (continued)
14,000	AnnTaylor Stores Corp.*	$459,760
22,000	Applera Corp. — Applied Biosystems Group	807,180
57,000	Archer-Daniels-Midland Co.	1,821,720
113,150	AT&T Inc.	4,045,112
193,500	Atmel Corp.*	1,170,675
5,300	Avalonbay Communities Inc.	689,265
89,600	Bank of America Corp.	4,783,744
7,800	Biogen Idec Inc.*	383,682
40,200	BMC Software Inc.*	1,294,440
28,200	Brinker International Inc.	850,512
142,500	Brocade Communications Systems Inc.*	1,169,925
11,400	Burlington Northern Santa Fe Corp.	841,434
5,000	Carpenter Technology Corp.	512,600
9,900	Caterpillar Inc.	607,167
10,400	Cephalon Inc.*	732,264
25,200	Chevron Corp.	1,852,956
17,600	Chubb Corp.	931,216
6,300	Coca-Cola Enterprises Inc.	128,646
40,200	Commercial Metals Co.	1,037,160
14,000	Compass Bancshares Inc.	835,100
53,900	Compuware Corp.*	448,987
9,200	ConocoPhillips	661,940
21,800	CSX Corp.	750,574
10,500	Cullen/ Frost Bankers Inc.	586,110
6,700	Cummins Inc.	791,806
18,700	CVS Corp.	578,017
14,800	Darden Restaurants Inc.	594,516
13,300	Estee Lauder Cos. Inc., Class A Shares	542,906
66,000	Exxon Mobil Corp.	5,057,580
69,700	Fairchild Semiconductor International Inc.*	1,171,657
13,500	Family Dollar Stores Inc.	395,955
13,650	Fannie Mae	810,674
14,000	Federated Department Stores Inc.	533,820
6,800	FedEx Corp.	738,616
10,350	First Marblehead Corp.	565,628
8,000	FMC Corp.	612,400
48,600	Frontier Oil Corp.	1,396,764
46,440	General Electric Co.	1,728,032
4,600	Goldman Sachs Group Inc.	917,010
18,000	Health Net Inc.*	875,880
32,500	Hewlett-Packard Co.	1,338,675
14,200	Hillenbrand Industries Inc.	808,406
34,900	Host Marriott Corp.	856,795
14,500	Humana Inc.*	801,995
30,400	Hyperion Solutions Corp.*	1,092,576
16,000	Invitrogen Corp.*	905,440

See Notes to Financial Statements.
14     Legg Mason Partners Global Equity Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

United States — 39.0% (continued)
23,600	ITT Educational Services, Inc.*	$1,566,332
7,700	J.C. Penney Co. Inc.	595,672
4,100	Johnson & Johnson	270,682
4,200	Johnson Controls Inc.	360,864
9,500	Jones Lang LaSalle Inc.	875,615
69,200	JPMorgan Chase & Co.	3,342,360
16,500	Kohl’s Corp.*	1,129,095
22,800	Kraft Foods Inc., Class A Shares	813,960
56,500	Kroger Co.	1,303,455
9,000	Lehman Brothers Holdings Inc.	703,080
18,500	Lexmark International Inc., Class A Shares*	1,354,200
5,900	Lincoln Electric Holdings Inc.	356,478
22,700	Loews Corp.	941,369
4,100	Marathon Oil Corp.	379,250
26,600	Mattel Inc.	602,756
7,000	McKesson Corp.	354,900
15,100	MetLife Inc.	891,051
61,300	Micron Technology Inc.*	855,748
70,900	Microsoft Corp.	2,117,074
18,100	Molson Coors Brewing Co., Class B Shares	1,383,564
58,500	Motorola Inc.	1,202,760
32,000	Mylan Laboratories Inc.	638,720
17,600	Norfolk Southern Corp.	885,104
8,600	Nucor Corp.	470,076
600	NVR, Inc.*	387,000
14,200	Oregon Steel Mills, Inc.*	886,222
46,300	Pfizer Inc.	1,199,170
9,100	Phillips-Van Heusen Corp.	456,547
29,400	Qwest Communications International Inc.*	246,078
16,100	R.R. Donnelley & Sons Co.	572,194
7,425	Reynolds American Inc.	486,115
26,500	Safeway Inc.	915,840
16,400	SEACOR Holdings Inc.*	1,625,896
17,600	St. Paul Travelers Cos. Inc.	944,944
8,900	Stanley Works	447,581
20,100	Target Corp.	1,146,705
27,800	Tech Data Corp.*	1,052,786
13,800	Terex Corp.*	891,204
22,000	Tesoro Corp.	1,446,940
10,800	UnitedHealth Group Inc.	580,284
6,600	Valero Energy Corp.	337,656
65,625	Vishay Intertechnology Inc.*	888,562
18,000	W.R. Berkley Corp.	621,180
68,300	Wal-Mart Stores Inc.	3,154,094
16,400	Waters Corp.*	803,108
11,000	WellPoint Inc.*	865,590

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      15

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

United States — 39.0% (continued)
6,500	WESCO International Inc.*	$382,265
50,050	Western Digital Corp.*	1,024,023
33,950	Whitney Holding Corp.	1,107,449
9,900	Wilmington Trust Corp.	417,483
41,900	Xerox Corp.*	710,205

	Total United States	103,363,670

	TOTAL COMMON STOCKS (Cost — $231,369,461)	261,000,882

PREFERRED STOCKS — 0.5%
Germany — 0.5%
40,300	ProSiebenSat.1 Media AG (Cost — $1,012,929)	1,321,521

RIGHTS — 0.0%
Japan — 0.0%
63,000	Dowa Mining, Expires 1/29/10* (Cost — $0)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $232,382,390)	262,322,403

Face
Amount

SHORT-TERM INVESTMENT — 2.4%
Time Deposit — 2.4%
$6,211,000	State Street Bank & Trust Co., 4.050% due 1/2/07
	(Cost — $6,211,000)	6,211,000

	TOTAL INVESTMENTS — 101.3% (Cost — $238,593,390#)	268,533,403
	Liabilities in Excess of Other Assets — (1.3)%	(3,388,261)

	TOTAL NET ASSETS — 100.0%	$265,145,142

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $238,779,005.
  Abbreviations used in this schedule:

ADR	— American Depositary Receipt
CVA	— Certificaaten van aandelen (Share Certificates)

See Notes to Financial Statements.
16     Legg Mason Partners Global Equity Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Summary of Investments by Sector* (unaudited)

Financials	26.6%
Consumer Discretionary	12.7
Industrials	11.6
Energy	9.8
Information Technology	9.6
Materials	7.1
Health Care	6.7
Consumer Staples	5.9
Telecommunication Services	4.9
Utilities	2.8
Short-Term Investment	2.3

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2006 and are subject to change.

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      17

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $238,593,390)	$268,533,403
Foreign currency, at value (Cost — $36,925)	36,948
Cash	664
Receivable for Fund shares sold	470,295
Dividends and interest receivable	379,047
Receivable for securities sold	272,737
Receivable from manager	5,993
Prepaid expenses	35,443

Total Assets	269,734,530

LIABILITIES:
Payable for securities purchased	3,703,850
Payable for Fund shares repurchased	253,003
Investment management fee payable	151,052
Distribution fees payable	92,756
Trustees’ fees payable	16,590
Accrued expenses	372,137

Total Liabilities	4,589,388

Total Net Assets	$265,145,142

NET ASSETS:
Par value (Note 6)	$214
Paid-in capital in excess of par value	262,516,681
Undistributed net investment income	74,527
Accumulated net realized loss on investments and foreign currency transactions	(27,404,052)
Net unrealized appreciation on investments and foreign currencies	29,957,772

Total Net Assets	$265,145,142

Shares Outstanding:
Class 1	334,593

Class A	10,058,162

Class B	5,377,177

Class C	5,494,158

Class I(1)	165,112

Net Asset Value:
Class 1 (and redemption price)	$12.45	(2)

Class A (and redemption price)	$12.47	(3)

Class B (and offering price)(4)	$11.96

Class C (and offering price)(4)	$12.60

Class I(1) (offering price and redemption price)	$12.46

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$13.61
Class A (based on maximum sales charge of 5.75%)(5)	$13.23

(1) As of November 20, 2006, Class Y shares were renamed Class I shares.
(2) Based upon a single purchase of less than $10,000.
(3) Based upon a single purchase of less than $25,000.
(4) Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
(5) Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.
18     Legg Mason Partners Global Equity Fund 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Dividends	$2,976,869
Interest	78,440
Less: Foreign taxes withheld	(215,772)

Total Investment Income	2,839,537

EXPENSES:
Investment management fee (Note 2)	959,341
Distribution fees (Notes 2 and 4)	748,596
Transfer agent fees (Note 4)	318,260
Shareholder reports (Note 4)	95,413
Legal fees	57,399
Registration fees	55,512
Custody fees	47,073
Restructuring and reorganization fees (Note 12)	49,942
Audit and tax	35,118
Trustees’ fees (Note 12)	27,670
Insurance	1,886
Miscellaneous expenses	11,245

Total Expenses	2,407,455
Less: Fee waivers and/or expense reimbursements (Notes 2 and 12)	(148,573)

Net Expenses	2,258,882

Net Investment Income	580,655

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	28,553,991
Foreign currency transactions	(3,760)

Net Realized Gain	28,550,231

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(3,638,956)
Foreign currencies	22,000

Change in Net Unrealized Appreciation/ Depreciation	(3,616,956)

Net Gain on Investments and Foreign Currency Transactions	24,933,275

Increase in Net Assets From Operations	$25,513,930

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      19

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005

OPERATIONS:
Net investment income	$580,655	$764,491
Net realized gain	28,550,231	3,867,398
Change in net unrealized appreciation/depreciation	(3,616,956)	2,554,565

Increase in Net Assets From Operations	25,513,930	7,186,454

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(550,012)	(689,706)
Net realized gains	(18,176,322)	—

Decrease in Net Assets From Distributions to Shareholders	(18,726,334)	(689,706)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	44,497,162	29,710,204
Reinvestment of distributions	16,340,949	497,018
Cost of shares repurchased	(29,546,970)	(14,748,136)
Net assets of shares issued in connection with merger (Note 7)	141,669,863	—

Increase in Net Assets From Fund Share Transactions	172,961,004	15,459,086

Increase in Net Assets	179,748,600	21,955,834
NET ASSETS:
Beginning of year	85,396,542	63,440,708

End of year*	$265,145,142	$85,396,542

* Includes undistributed net investment income, accumulated net investment loss, respectively, of:	$74,527	$(3,347)

See Notes to Financial Statements.
20     Legg Mason Partners Global Equity Fund 2006 Annual Report

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class 1 Shares(1)	2006(2)

Net Asset Value, Beginning of Year	$12.19

Income From Operations:
Net investment income	0.00	(3)
Net realized and unrealized gain	0.30

Total Income From Operations	0.30

Less Distributions From:
Net investment income	(0.04)

Total Distributions	(0.04)

Net Asset Value, End of Year	$12.45

Total Return(4)	2.45%

Net Assets, End of Year (000s)	$4,166

Ratios to Average Net Assets:
Gross expenses	1.04	% (5)†
Net expenses	1.03	(5)†
Net investment income	0.44	(5)

Portfolio Turnover Rate	228%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 1, 2006 (inception date) to December 31, 2006.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.01% and 1.01%, respectively (Note 12).

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      21

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$11.90		$10.97	$9.45	$7.39	$8.57

Income (Loss) From Operations:
Net investment income	0.14		0.17	0.07	0.05	0.02
Net realized and unrealized gain (loss)	2.75		0.91	1.55	2.06	(1.20)

Total Income (Loss) From Operations	2.89		1.08	1.62	2.11	(1.18)

Less Distributions From:
Net investment income	(0.10)		(0.15)	(0.10)	(0.05)	—
Net realized gains	(2.22)		—	—	—	—

Total Distributions	(2.32)		(0.15)	(0.10)	(0.05)	—

Net Asset Value, End of Year	$12.47		$11.90	$10.97	$9.45	$7.39

Total Return(2)	24.79%		9.88%	17.24%	28.55%	(13.77)%

Net Assets, End of Year (000s)	$125,389		$37,449	$34,599	$32,605	$16,469

Ratios to Average Net Assets:
Gross expenses	1.45	% †	1.62%	1.83%	2.17%	2.95%
Net expenses(3)	1.43	(4)†	1.62	1.69 (4)	1.75 (4)	1.75 (4)
Net investment income	1.09		1.48	0.73	0.59	0.31

Portfolio Turnover Rate	228%		29%	60%	120%	88%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.75%.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.38%, respectively (Note 12).

See Notes to Financial Statements.
22     Legg Mason Partners Global Equity Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares (1)	2006		2005	2004		2003	2002

Net Asset Value, Beginning of Year	$11.53		$10.62	$9.13		$7.16	$8.36

Income (Loss) From Operations:
Net investment income (loss)	(0.00	) (2)	0.07	(0.00	) (2)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	2.66		0.89	1.50		1.99	(1.16)

Total Income (Loss) From Operations	2.66		0.96	1.50		1.97	(1.20)

Less Distributions From:
Net investment income	(0.01)		(0.05)	(0.01)		—	—
Net realized gains	(2.22)		—	—		—	—

Total Distributions	(2.23)		(0.05)	(0.01)		—	—

Net Asset Value, End of Year	$11.96		$11.53	$10.62		$9.13	$7.16

Total Return(3)	23.60%		9.00%	16.40%		27.51%	(14.35)%

Net Assets, End of Year (000s)	$64,293		$7,356	$7,617		$8,342	$836

Ratios to Average Net Assets:
Gross expenses	2.29	% †	2.48%	2.61%		2.92%	3.70%
Net expenses(4)	2.28	(5)†	2.48	2.44	(5)	2.50 (5)	2.50 (5)
Net investment income (loss)	(0.01)		0.66	(0.03)		(0.29)	(0.50)

Portfolio Turnover Rate	228%		29%	60%		120%	88%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 2.50%.

(5)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.25% and 2.24%, respectively (Note 12).

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      23

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares (1)	2006		2005	2004		2003	2002

Net Asset Value, Beginning of Year	$12.06		$11.11	$9.55		$7.47	$8.72

Income (Loss) From Operations:
Net investment income (loss)	0.01		0.06	(0.01)		(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.76		0.93	1.57		2.10	(1.23)

Total Income (Loss) From Operations	2.77		0.99	1.56		2.08	(1.25)

Less Distributions From:
Net investment income	(0.01)		(0.04)	(0.00	) (2)	—	—
Net realized gains	(2.22)		—	—		—	—

Total Distributions	(2.23)		(0.04)	(0.00	) (2)	—	—

Net Asset Value, End of Year	$12.60		$12.06	$11.11		$9.55	$7.47

Total Return(3)	23.42%		8.95%	16.37%		27.84%	(14.33)%

Net Assets, End of Year (000s)	$69,239		$38,418	$19,040		$7,368	$1,147

Ratios to Average Net Assets:
Gross expenses	2.78	% †	2.74%	2.65%		2.86%	3.55%
Net expenses(4)(5)	2.52	†	2.50	2.42		2.44	2.35
Net investment income (loss)	0.07		0.53	(0.10)		(0.27)	(0.32)

Portfolio Turnover Rate	228%		29%	60%		120%	88%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class C shares will not exceed 2.50%.

(5)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.72% and 2.46%, respectively (Note 12).

See Notes to Financial Statements.
24     Legg Mason Partners Global Equity Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares (1)(2)	2006		2005	2004	2003(3)

Net Asset Value, Beginning of Year	$11.89		$10.96	$9.46	$7.46

Income (Loss) From Operations:
Net investment income (loss)	0.19		0.22	0.09	(0.01)
Net realized and unrealized gain	2.74		0.92	1.56	2.07

Total Income From Operations	2.93		1.14	1.65	2.06

Less Distributions From:
Net investment income	(0.14)		(0.21)	(0.15)	(0.06)
Net realized gains	(2.22)		—	—	—

Total Distributions	(2.36)		(0.21)	(0.15)	(0.06)

Net Asset Value, End of Year	$12.46		$11.89	$10.96	$9.46

Total Return(4)	25.13%		10.38%	17.60%	27.58%

Net Assets, End of Year (000s)	$2,058		$2,174	$2,185	$984

Ratios to Average Net Assets:
Gross expenses	1.15	%†	1.21%	1.49%	1.90	%(5)
Net expenses(6)	1.14	(7)†	1.21	1.43 (7)	1.48	(5)(7)
Net investment income (loss)	1.43		1.94	0.94	(0.18	)(5)

Portfolio Turnover Rate	228%		29%	60%	120%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class I shares will not exceed 1.50%.

(7)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.09%, respectively (Note 12).

See Notes to Financial Statements.
Legg Mason Partners Global Equity Fund 2006 Annual Report      25

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Global Equity Fund (formerly known as Legg Mason Partners International Large Cap Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Trust II (formerly known as Smith Barney Trust II) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.
   (b) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
   (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest

26     Legg Mason Partners Global Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)
payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (f) Expenses. Direct expenses are charged to the Fund; general expenses of the Series are allocated to the funds based on each fund’s relative net assets.
   (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Partners Global Equity Fund 2006 Annual Report      27

Notes to Financial Statements (continued)
   (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Loss	Capital

(a)	$49,942	$20,499,492	$(20,549,434)
(b)	(2,711)	2,711	—

(a)	Reclassifications are primarily due to a capital loss carryforward written off due to various tax limitations and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2.	Investment Management Agreement and Other Transactions with Affiliates
Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

Up to $1 billion	0.850%
Next $1 billion	0.825%
Next $3 billion	0.800%
Next $5 billion	0.775%
Over $10 billion	0.750%

   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.
   During the year ended December 31, 2006, the Fund’s Class A, B, C and I shares had voluntary expense limitations in place of 1.75%, 2.50%, 2.50% and 1.50% respectively.
   Effective November 20, 2006, Class Y shares were renamed Class I shares.

28     Legg Mason Partners Global Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)
   During the year ended December 31, 2006, SBFM and LMPFA waived a portion of its fee in the amount of $1,885. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $146,688.
   Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.
   There is a maximum initial sales charge of 8.50% and 5.75% for Class 1 and A shares, respectively. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the year ended December 31, 2006, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C

CDSCs	$4,000	$0*

* Amount represents less than $1,000.
   During a special meeting in June 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to established a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).
   On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of December 31, 2006, the Fund’s allocable share of benefits under this amendment are $6,939.
   Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory

Legg Mason Partners Global Equity Fund 2006 Annual Report      29

Notes to Financial Statements (continued)
retirement age. Trustees who had served as Trustee of the Fund or any of the investment companies associated with Citi Fund Management Inc. and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, four other Trustees received full payments under the Plan.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$269,823,110

Sales	255,035,862

   At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,613,800
Gross unrealized depreciation	(2,859,402)

Net unrealized appreciation	$29,754,398

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.
   For the year ended December 31, 2006, class specific expenses were as follows:

			Shareholder Reports
	Distribution Fees	Transfer Agent Fees	Expenses

Class 1	—	$372	$353
Class A	$118,646	14,852	32,472
Class B	114,655	6,364	18,022
Class C	515,295	296,660	44,089
Class I*	—	12	477

Total	$748,596	$318,260	$95,413

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

30     Legg Mason Partners Global Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Net Investment Income
Class 1	$13,080	—
Class A	466,457	$482,242
Class B	6,826	29,392
Class C	41,064	139,879
Class I*	22,585	38,193

Total	$550,012	$689,706

Net Realized Gains
Class A	$6,836,132	—
Class B	1,162,334	—
Class C	9,816,724	—
Class I*	361,132	—

Total	$18,176,322	—

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Shares of Beneficial Interest
At December 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Legg Mason Partners Global Equity Fund 2006 Annual Report      31

Notes to Financial Statements (continued)
   Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005

	Shares	Amount	Shares	Amount

Class 1
Shares sold	4,000	$49,806	—	—
Shares issued on reinvestment	1,050	13,078	—	—
Shares repurchased	(3,568)	(44,422)	—	—
Shares issued with merger	333,111	4,059,034	—	—

Net Increase	334,593	$4,077,496	—	—

Class A
Shares sold	630,999	$8,149,605	380,215	$4,200,802
Shares issued on reinvestment	445,416	5,430,344	27,710	331,408
Shares repurchased	(673,914)	(8,674,308)	(415,422)	(4,569,874)
Shares issued with merger	6,508,246	79,304,261	—	—

Net Increase (Decrease)	6,910,747	$84,209,902	(7,497)	$(37,664)

Class B
Shares sold	162,832	$2,033,268	110,698	$1,186,436
Shares issued on reinvestment	94,424	1,101,033	2,371	27,522
Shares repurchased	(359,443)	(4,446,179)	(192,140)	(2,054,311)
Shares issued with merger	4,841,474	56,508,716	—	—

Net Increase (Decrease)	4,739,287	$55,196,838	(79,071)	$(840,353)

Class C
Shares sold	2,564,336	$33,749,807	2,127,417	$23,921,180
Shares issued on reinvestment	796,442	9,796,494	11,365	138,088
Shares repurchased	(1,198,545)	(15,666,130)	(666,920)	(7,522,992)
Shares issued with merger	146,107	1,797,852	—	—

Net Increase	2,308,340	$29,678,023	1,471,862	$16,536,276

Class I*
Shares sold	37,776	$514,676	36,658	$401,786
Shares issued on reinvestment	—	—	—	—
Shares repurchased	(55,500)	(715,931)	(53,180)	(600,959)
Shares issued with merger	—	—	—	—

Net Decrease	(17,724)	$(201,255)	(16,522)	$(199,173)

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

7.	Transfer of Net Assets
On December 1, 2006 the Fund acquired the assets and certain liabilities of the Legg Mason Partners International Fund, pursuant to a plan of reorganization approved by Legg Mason Partners International Fund shareholders on November 20, 2006. Total shares issued by the Fund and the total net assets of the Legg Mason Partners International Fund and the Fund on the date of the transfer were as follows:

		Total Net Assets of the
	Shares Issued	Legg Mason Partners	Total Net Assets
Acquired Fund	by the Fund	International Fund	of the Fund

Legg Mason Partners International Fund	11,828,938	$141,669,883	$257,804,267

The total net assets of the Legg Mason Partners International Fund before acquisition included unrealized appreciation of $19,207,273 and accumulated net realized loss of $58,177,290. Total net assets of the Fund immediately after the transfer were $257,804,267. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

32     Legg Mason Partners Global Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

8.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005

Distribution paid from:
Ordinary Income	$2,989,643	$689,706
Net Long-term Capital Gains	15,736,691	—

Total Taxable Distributions	$18,726,334	$689,706

   As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,426,114
Undistributed long-term capital gains — net	5,893,742

Total undistributed earnings	$8,319,856
Capital loss carryforward*	(35,463,766)
Unrealized appreciation/(depreciation)(a)	29,772,157

Total accumulated earnings/(losses) — net	$2,628,247

*	During the taxable year ended December 31, 2006, the Fund utilized $2,102,930 of its capital loss carryover available from prior years. As of December 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

12/31/2008	$(5,066,297)
12/31/2009	(30,397,469)

$(35,463,766)

These amounts will be available to offset any future taxable capital gains. However, the Fund is subject to an annual limitation of $5,978,469 as a result of the merger with Legg Mason Partners International Fund on December 1, 2006. (Note 7).

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory

Legg Mason Partners Global Equity Fund 2006 Annual Report      33

Notes to Financial Statements (continued)
companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”)

34     Legg Mason Partners Global Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)
based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under its respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

Legg Mason Partners Global Equity Fund 2006 Annual Report      35

Notes to Financial Statements (continued)
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management, (“SBAM”), that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

36     Legg Mason Partners Global Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

13.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
* * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Global Equity Fund 2006 Annual Report      37

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders
Legg Mason Partners Trust II:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Global Equity Fund (formerly Smith Barney International Large Cap Fund), a series of Legg Mason Partners Trust II (formerly Smith Barney Trust II), as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Global Equity Fund as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
February 26, 2007

38     Legg Mason Partners Global Equity Fund 2006 Annual Report

Additional Information (unaudited)
Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Global Equity Fund (formerly known as Legg Mason Partners International Large Cap Fund) (the “Fund”) are managed under the direction of the Board of Trustees of Legg Mason Partners Trust II (formerly known as Smith Barney Trust II. Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Number of
		Term of		Portfolios	Other Board
		Office* and	Principal	in Fund	Memberships
	Position(s)	Length of	Occupation(s)	Complex	Held by Trustee
Name, Address and	Held with	Time	During Past	Overseen by	During the Past
Birth Year	Fund	Served	Five Years	Trustee	Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

Donald M. Carlton** c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); Member of the Management Committee, Signature Science (research and development) (since 2000)	37	Director, Temple- Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); Formerly, Director, Valero Energy (petroleum refining) (since 2003)

Legg Mason Partners Global Equity Fund      39

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios	Other Board
		Office* and	Principal	in Fund	Memberships
	Position(s)	Length of	Occupation(s)	Complex	Held by Trustee
Name, Address and	Held with	Time	During Past	Overseen by	During the Past
Birth Year	Fund	Served	Five Years	Trustee	Five Years

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (2002 to 2003)	37	None

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1998)	37	None

40     Legg Mason Partners Global Equity Fund

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios	Other Board
		Office* and	Principal	in Fund	Memberships
	Position(s)	Length of	Occupation(s)	Complex	Held by Trustee
Name, Address and	Held with	Time	During Past	Overseen by	During the Past
Birth Year	Fund	Served	Five Years	Trustee	Five Years

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director, ebank Financial Services Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Funds (which trade as Mainstay Funds) (cur- rently supervises 16 investment companies in the fund complex) (since 1991)

Legg Mason Partners Global Equity Fund      41

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios	Other Board
		Office* and	Principal	in Fund	Memberships
	Position(s)	Length of	Occupation(s)	Complex	Held by Trustee
Name, Address and	Held with	Time	During Past	Overseen by	During the Past
Birth Year	Fund	Served	Five Years	Trustee	Five Years

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2002)	37	None

42     Legg Mason Partners Global Equity Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios	Other Board
		Office* and	Principal	in Fund	Memberships
	Position(s)	Length of	Occupation(s)	Complex	Held by Trustee
Name, Address and	Held with	Time	During Past	Overseen by	During the Past
Birth Year	Fund	Served	Five Years	Trustee	Five Years

Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	N/A

Officers:
Frances M. Guggino Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Legg Mason Partners Global Equity Fund      43

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios	Other Board
		Office* and	Principal	in Fund	Memberships
	Position(s)	Length of	Occupation(s)	Complex	Held by Trustee
Name, Address and	Held with	Time	During Past	Overseen by	During the Past
Birth Year	Fund	Served	Five Years	Trustee	Five Years

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director— Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota Legg Mason 100 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

44     Legg Mason Partners Global Equity Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios	Other Board
		Office* and	Principal	in Fund	Memberships
	Position(s)	Length of	Occupation(s)	Complex	Held by Trustee
Name, Address and	Held with	Time	During Past	Overseen by	During the Past
Birth Year	Fund	Served	Five Years	Trustee	Five Years

Robert I. Frenkel CAM 300 First Stamford Place 4th Fl. Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Carlton retired as Trustee of the Trust effective December 31, 2006.

***	Mr. Gerken is an “interested person” of the fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Global Equity Fund      45

Additional Shareholder Information (unaudited)
Results of a Special Meetings of Shareholders
On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.
Election of Board Members †

		Authority
	Votes For	Withheld	Abstentions
Nominees

Elliot J. Berv	32,886,588.292	2,147,311.821	7,160.000
A. Benton Cocanougher	32,889,287.629	2,144,612.484	7,160.000
Jane F. Dasher	32,917,939.277	2,115,960.836	7,160.000
Mark T. Finn	32,908,371.543	2,125,528.570	7,160.000
Rainer Greeven	32,871,503.684	2,162,396.429	7,160.000
Stephen Randolph Gross	32,907,588.522	2,126,311.591	7,160.000
Richard E. Hanson Jr.	32,891,147.285	2,142,752.828	7,160.000
Diana R. Harrington	32,898,536.697	2,135,363.416	7,160.000
Susan M. Heilbron	32,896,225.841	2,137,674.272	7,160.000
Susan B. Kerley	32,923,369.691	2,110,530.422	7,160.000
Alan G. Merten	32,911,746.495	2,122,153.618	7,160.000
R. Richardson Pettit	32,917,820.307	2,116,079.806	7,160.000
R. Jay Gerken, CFA	32,876,852.102	2,157,048.011	7,160.000

[1]	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.
On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, or against, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Agreement and Plan of Reorganization and (2) Revise Fundamental Investment Policies.
Proposal 1: Agreement and Plan of Reorganization

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

Agreement & Plan of Reorganization	58,415,538.608	814,388.583	1,109,061.047	942,622.690

46     Legg Mason Partners Global Equity Fund

Additional Shareholder Information (unaudited)
(continued)
Proposal 2: Revise Fundamental Investment Policies

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

Borrowing Money	58,205,186.282	1,054,601.462	1,079,200.494	942,622.690
Underwriting	58,195,804.946	1,076,187.637	1,066,995.655	942,622.690
Lending	58,182,448.501	1,093,246.490	1,063,293.246	942,622.690
Issuing Senior Securities	58,239,501.401	992,851.922	1,106,634.914	942,622.690
Real Estate	58,299,936.361	975,791.698	1,063,260.178	942,622.690
Commodities	58,226,238.909	1,045,011.870	1,067,737.459	942,622.690
Concentration	58,203,199.305	1,067,440.715	1,068,348.217	942,622.690

Legg Mason Partners Global Equity Fund      47

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	6/22/2006	11/29/2006	12/26/2006
Payable Date:	6/23/2006	11/30/2006	12/27/2006

Ordinary Income:
Qualified Dividend Income for Individuals	—	78.72%	78.72%

Dividends Qualifying for the Dividends Received Deduction for Corporations	—	4.91%	4.91%

Foreign Source Income	—	86.34%*	86.34%	*

Foreign Taxes Paid Per Share	—	$0.024151	$0.001712

Long-Term Capital Gain Dividend	$0.003363	$1.918985	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.
Please retain this information for your records.

48     Legg Mason Partners Global Equity Fund

Legg Mason Partners
Global Equity Fund

TRUSTEES
Elliott J. Berv Donald M. Carlton* A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
Batterymarch Financial Management, Inc.

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

*	Mr. Carlton retired as Trustee of the Trust effective December 31, 2006.

This report is submitted for the general information of the shareholders of Legg Mason Partners Global Equity Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2007 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02696 SR07-259

Legg Mason Partners
Global Equity Fund

The Fund is a separate investment fund of the Legg Mason Partners Trust II, a Massachusetts Business Trust.

LEGG MASON PARTNERS GLOBAL EQUITY FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/ InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Steven Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. Item 4. Principal Accountant Fees and Services
a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,000 in 2005 performed by PwC and $27,500 in 2006 performed by KPMG.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $2,755 in 2005 and $0 in 2006.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Trust II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $4,000 in 2005 performed by PwC and $6,848 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.
All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Trust II requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.
(f) N/A
(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Trust II, requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.
Non-audit fees billed by PwC for services rendered to Legg Mason Partners Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Trust II during the reporting period was $2.7 million for the year ended December 31, 2005.
Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Trust II during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.
(h) Yes. The Legg Mason Partners Trust II’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Trust II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Trust II

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Trust II
Date: March 9, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Trust II

Date: March 9, 2007

By:	/s/ Frances M. Guggino (Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Trust II

Date: March 9, 2007